EXHIBIT 11

                        Consent of Independent Auditors

The Trustees and Shareholders
Mentor Funds:

We consent to the use of our report dated November 12, 1997, incorporated herein by reference to the Registration Statement on Form N-1A and to the references to our firm under the headings "FINANCIAL HIGHLIGHTS" in the Class A and B prospectus and "INDEPENDENT ACCOUNTANTS" in the statement of additional information.

                                                KPMG Peat Marwick LLP


Boston, Massachusetts
May 12, 1998